Exhibit 99.1

ALTERRA CAPITAL HOLDINGS LIMITED

Segment Re-presentation

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital

Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill or Melissa Sheer, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Effective January 1, 2012, Alterra Capital Holdings Limited (“the Company”) redefined its operating and reporting segments. Reinsurance business written within Latin America, which was previously reported within the reinsurance and Alterra at Lloyd’s segments, has been reclassified to a new Latin America segment. In addition, business written by the Company’s recently incorporated Brazilian reinsurance company, Alterra Resseguradora do Brasil Limitada (“Alterra Brazil”), will be included in the Latin America segment. Insurance business written by Alterra Insurance USA Inc., which was previously reported within the global insurance segment (formerly the insurance segment), has been reclassified to the U.S. insurance segment (formerly the U.S. specialty segment). Alterra Insurance USA Inc. is a managing general underwriter for Alterra Excess & Surplus Insurance Company and Alterra America Insurance Company, as well as various third party insurance companies, and is the Company’s principal insurance underwriting platform for retail distribution in the United States.

Segment disclosures for comparative periods have been re-presented to reflect these reclassifications between segments.

The Company monitors the performance of its underwriting operations in six segments: global insurance, U.S. insurance, reinsurance, Alterra at Lloyd’s, Latin America and life and annuity reinsurance.

Global Insurance Segment - The Company’s global insurance segment (formerly the insurance segment) offers property and casualty excess of loss insurance from its offices in Bermuda, Dublin and London primarily to Fortune 1000 companies. Principal lines of business include aviation, excess liability, professional liability and property.

U.S. Insurance Segment - The Company’s U.S. insurance segment (formerly the U.S. specialty segment) offers property and casualty insurance coverage from offices in the United States primarily to Fortune 3000 companies. Principal lines of business include general liability, marine, professional liability and property.

Reinsurance Segment - The Company’s reinsurance segment offers property and casualty quota share and excess of loss reinsurance from its offices in Bermuda, Dublin, London and the United States to insurance and reinsurance companies worldwide. Principal lines of business include agriculture, auto, aviation, credit/surety, general casualty, marine & energy, medical malpractice, professional liability, property, whole account and workers’ compensation.

Alterra at Lloyd’s Segment - The Company’s Alterra at Lloyd’s segment offers property and casualty quota share and excess of loss insurance and reinsurance from its offices in London, Dublin and Zurich primarily to medium to large sized international clients. This segment comprises the Company’s proportionate share of the underwriting results of Lloyd’s Syndicates 1400, 2525, and 2526 (collectively, the “Syndicates”), and the results of Alterra at Lloyd’s, the managing agent for Syndicate 1400. The Syndicates underwrite a diverse portfolio of specialty risks, including accident & health, aviation, financial institutions, international casualty, marine, professional liability and property.

Latin America Segment - The Company’s Latin America segment offers property and casualty quota share and excess of loss reinsurance from its offices in Rio de Janeiro, Bogota and Buenos Aires. Principal lines of business include aviation, general liability, marine, property and surety.

Life and Annuity Reinsurance Segment - The Company’s life and annuity reinsurance segment operates out of Bermuda and offers reinsurance products focusing on blocks of life and annuity business, which take the form of co-insurance transactions whereby the risks are reinsured on the same basis as the original policies. The Company has determined not to write any new life and annuity contracts in the foreseeable future.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2011 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$365,761	$374,696	$815,352	$253,067	$91,834	$1,900,710	$3,356	$—	$1,904,066
Reinsurance premiums ceded	(181,454)	(142,566)	(75,652)	(63,708)	(8,332)	(471,712)	(365)	—	(472,077)

Net premiums written	$184,307	$232,130	$739,700	$189,359	$83,502	$1,428,998	$2,991	$—	$1,431,989

Earned premiums	$364,087	$337,041	$861,637	$224,665	$55,051	$1,842,481	$3,356	$—	$1,845,837
Earned premiums ceded	(175,348)	(113,718)	(66,580)	(60,922)	(3,930)	(420,498)	(365)	—	(420,863)

Net premiums earned	188,739	223,323	795,057	163,743	51,121	1,421,983	2,991	—	1,424,974
Net losses and loss expenses	(91,753)	(153,558)	(511,947)	(158,323)	(30,012)	(945,593)	—	—	(945,593)
Claims and policy benefits	—	—	—	—	—	—	(59,382)	—	(59,382)
Acquisition costs	517	(36,404)	(174,514)	(36,805)	(13,339)	(260,545)	(557)	—	(261,102)
General and administrative expenses	(28,377)	(45,171)	(74,974)	(31,304)	(10,045)	(189,871)	(648)	—	(190,519)
Other income (loss)	686	279	1,225	1,204	—	3,394	382	—	3,776

Underwriting income (loss)	69,812	(11,531)	34,847	(61,485)	(2,275)	29,368	n/a	—	n/a
Net investment income							48,534	186,312	234,846
Net realized and unrealized losses on investments							(10,408)	(27,931)	(38,339)
Net impairment losses recognized in earnings								(2,945)	(2,945)
Corporate other income								1,620	1,620
Interest expense								(43,688)	(43,688)
Net foreign exchange losses								(1,312)	(1,312)
Corporate general and administrative expenses								(66,555)	(66,555)

(Loss) income before taxes							$(19,088)	$45,501	$55,781

Loss ratio [a]	48.6%	68.8%	64.4%	96.7%	58.7%	66.5%
Acquisition cost ratio [b]	(0.3%)	16.3%	21.9%	22.5%	26.1%	18.3%
General and administrative expense ratio [c]	15.0%	20.2%	9.4%	19.1%	19.6%	13.4%

Combined ratio [d]	63.4%	105.3%	95.8%	138.3%	104.5%	98.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

n/a—Not applicable.

n/m—Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED MARCH 31, 2011 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$63,895	$77,765	$360,727	$107,890	$17,136	$627,413	$435	$—	$627,848
Reinsurance premiums ceded	(38,524)	(38,317)	(35,252)	(23,179)	(2,065)	(137,337)	(20)	—	(137,357)

Net premiums written	$25,371	$39,448	$325,475	$84,711	$15,071	$490,076	$415	$—	$490,491

Earned premiums	$90,651	$81,470	$244,340	$63,164	$9,202	$488,827	$435	$—	$489,262
Earned premiums ceded	(40,779)	(27,801)	(19,901)	(20,580)	(294)	(109,355)	(20)	—	(109,375)

Net premiums earned	49,872	53,669	224,439	42,584	8,908	379,472	415	—	379,887

Net losses and loss expenses	(31,624)	(34,415)	(183,908)	(48,443)	(6,016)	(304,406)	—	—	(304,406)
Claims and policy benefits	—	—	—	—	—	—	(14,710)	—	(14,710)
Acquisition costs	(264)	(7,986)	(47,760)	(12,652)	(1,787)	(70,449)	(159)	—	(70,608)
General and administrative expenses	(7,952)	(11,270)	(22,272)	(8,253)	(2,456)	(52,203)	(177)	—	(52,380)
Other income (loss)	729	83	—	215	—	1,027	—	—	1,027

Underwriting income (loss)	10,761	81	(29,501)	(26,549)	(1,351)	(46,559)	n/a	—	n/a

Net investment income							12,343	45,423	57,766
Net realized and unrealized gains (losses) on investments							2,807	(21,625)	(18,818)
Net impairment losses recognized in earnings								(1,029)	(1,029)
Corporate other income								288	288
Interest expense								(8,459)	(8,459)
Net foreign exchange gains								878	878
Corporate general and administrative expenses								(18,823)	(18,823)

Income (loss) before taxes							$519	$(3,347)	$(49,387)

Loss ratio	63.4%	64.1%	81.9%	113.8%	67.5%	80.2%
Acquisition cost ratio	0.5%	14.9%	21.3%	29.7%	20.1%	18.6%
General and administrative expense ratio	15.9%	21.0%	9.9%	19.4%	27.6%	13.8%

Combined ratio	79.9%	100.0%	113.1%	162.8%	115.2%	112.5%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED JUNE 30, 2011 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$130,909	$109,794	$244,899	$72,428	$4,947	$562,977	$930	$—	$563,907
Reinsurance premiums ceded	(55,133)	(28,227)	(27,675)	(24,918)	(572)	(136,525)	(101)	—	(136,626)

Net premiums written	$75,776	$81,567	$217,224	$47,510	$4,375	$426,452	$829	$—	$427,281

Earned premiums	$88,892	$82,244	$203,470	$58,117	$9,355	$442,078	$930	$—	$443,008
Earned premiums ceded	(43,286)	(23,835)	(11,815)	(14,540)	(490)	(93,966)	(101)	—	(94,067)

Net premiums earned	45,606	58,409	191,655	43,577	8,865	348,112	829	—	348,941

Net losses and loss expenses	(23,689)	(38,012)	(122,576)	(21,072)	(5,784)	(211,133)	—	—	(211,133)
Claims and policy benefits	—	—	—	—	—	—	(15,570)	—	(15,570)
Acquisition costs	1,117	(10,400)	(42,947)	(9,946)	(2,382)	(64,558)	(122)	—	(64,680)
General and administrative expenses	(6,774)	(11,374)	(21,647)	(7,773)	(3,053)	(50,621)	(259)	—	(50,880)
Other income (loss)	85	54	548	165	—	852	(23)	—	829

Underwriting income (loss)	16,345	(1,323)	5,033	4,951	(2,354)	22,652	n/a	—	n/a

Net investment income							12,545	47,120	59,665
Net realized and unrealized losses on investments							(1,299)	(4,475)	(5,774)
Net impairment losses recognized in earnings								(353)	(353)
Corporate other income								(238)	(238)
Interest expense								(10,630)	(10,630)
Net foreign exchange losses								(3,090)	(3,090)
Corporate general and administrative expenses								(18,779)	(18,779)

(Loss) income before taxes							$(3,899)	$9,555	$28,308

Loss ratio	51.9%	65.1%	64.0%	48.4%	65.2%	60.7%
Acquisition cost ratio	(2.4%)	17.8%	22.4%	22.8%	26.9%	18.5%
General and administrative expense ratio	14.9%	19.5%	11.3%	17.8%	34.4%	14.5%

Combined ratio	64.3%	102.4%	97.7%	89.0%	126.6%	93.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED SEPTEMBER 30, 2011 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$73,297	$84,858	$121,329	$44,816	$61,206	$385,506	$822	$—	$386,328
Reinsurance premiums ceded	(37,625)	(30,579)	(11,055)	(6,723)	(4,819)	(90,801)	(90)	—	(90,891)

Net premiums written	$35,672	$54,279	$110,274	$38,093	$56,387	$294,705	$732	$—	$295,437

Earned premiums	$93,467	$83,279	$206,698	$50,534	$18,131	$452,109	$822	$—	$452,931
Earned premiums ceded	(48,456)	(28,004)	(17,146)	(10,850)	(1,343)	(105,799)	(90)	—	(105,889)

Net premiums earned	45,011	55,275	189,552	39,684	16,788	346,310	732	—	347,042

Net losses and loss expenses	(21,288)	(36,002)	(108,135)	(24,462)	(8,634)	(198,521)	—	—	(198,521)
Claims and policy benefits	—	—	—	—	—	—	(14,538)	—	(14,538)
Acquisition costs	748	(9,669)	(41,781)	(6,230)	(4,357)	(61,289)	(145)	—	(61,434)
General and administrative expenses	(6,699)	(10,228)	(16,470)	(8,007)	(2,431)	(43,835)	(145)	—	(43,980)
Other income (loss)	—	58	777	(27)	—	808	(8)	—	800

Underwriting income (loss)	17,772	(566)	23,943	958	1,366	43,473	n/a	—	n/a

Net investment income							12,131	48,204	60,335
Net realized and unrealized losses on investments							(6,407)	(1,565)	(7,972)
Net impairment losses recognized in earnings								(861)	(861)
Corporate other income								673	673
Interest expense								(11,303)	(11,303)
Net foreign exchange gains								147	147
Corporate general and administrative expenses								(17,575)	(17,575)

(Loss) income before taxes							$(8,380)	$17,720	$52,813

Loss ratio	47.3%	65.1%	57.0%	61.6%	51.4%	57.3%

Acquisition cost ratio	(1.7%)	17.5%	22.0%	15.7%	26.0%	17.7%
General and administrative expense ratio	14.9%	18.5%	8.7%	20.2%	14.5%	12.7%

Combined ratio	60.5%	101.1%	87.8%	97.5%	91.9%	87.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED DECEMBER 31, 2011 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$97,660	$102,279	$88,397	$27,933	$8,545	$324,814	$1,169	$—	$325,983
Reinsurance premiums ceded	(50,172)	(45,443)	(1,670)	(8,888)	(876)	(107,049)	(154)	—	(107,203)

Net premiums written	$47,488	$56,836	$86,727	$19,045	$7,669	$217,765	$1,015	$—	$218,780

Earned premiums	$91,077	$90,048	$207,129	$52,850	$18,363	$459,467	$1,169	$—	$460,636
Earned premiums ceded	(42,827)	(34,078)	(17,718)	(14,952)	(1,803)	(111,378)	(154)	—	(111,532)

Net premiums earned	48,250	55,970	189,411	37,898	16,560	348,089	1,015	—	349,104

Net losses and loss expenses	(15,152)	(45,129)	(97,328)	(64,346)	(9,578)	(231,533)	—	—	(231,533)
Claims and policy benefits	—	—	—	—	—	—	(14,564)	—	(14,564)
Acquisition costs	(1,084)	(8,349)	(42,026)	(7,977)	(4,813)	(64,249)	(131)	—	(64,380)
General and administrative expenses	(6,952)	(12,299)	(14,585)	(7,271)	(2,105)	(43,212)	(67)	—	(43,279)
Other income (loss)	(128)	84	(100)	851	—	707	413	—	1,120

Underwriting income (loss)	24,934	(9,723)	35,372	(40,845)	64	9,802	n/a	—	n/a

Net investment income							11,515	45,565	57,080
Net realized and unrealized losses on investments							(5,509)	(266)	(5,775)
Net impairment losses recognized in earnings								(702)	(702)
Corporate other income								897	897
Interest expense								(13,296)	(13,296)
Net foreign exchange gains								753	753
Corporate general and administrative expenses								(11,378)	(11,378)

(Loss) income before taxes							$(7,328)	$21,573	$24,047

Loss ratio	31.4%	80.6%	51.4%	169.8%	57.8%	66.5%
Acquisition cost ratio	2.2%	14.9%	22.2%	21.0%	29.1%	18.5%
General and administrative expense ratio	14.4%	22.0%	7.7%	19.2%	12.7%	12.4%

Combined ratio	48.1%	117.5%	81.3%	210.0%	99.6%	97.4%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$370,120	$323,990	$487,100	$179,774	$44,812	$1,405,796	$4,935	$—	$1,410,731
Reinsurance premiums ceded	(170,608)	(98,576)	(63,991)	(37,448)	(140)	(370,763)	(400)	—	(371,163)

Net premiums written	$199,512	$225,414	$423,109	$142,326	$44,672	$1,035,033	$4,535	$—	$1,039,568

Earned premiums	$391,716	$311,950	$692,303	$164,648	$13,095	$1,573,712	$4,935	$—	$1,578,647
Earned premiums ceded	(173,123)	(125,218)	(71,596)	(35,793)	(31)	(405,761)	(400)	—	(406,161)

Net premiums earned	218,593	186,732	620,707	128,855	13,064	1,167,951	4,535	—	1,172,486

Net losses and loss expenses	(128,823)	(118,337)	(344,063)	(55,190)	(8,428)	(654,841)	—	—	(654,841)
Claims and policy benefits	—	—	—	—		—	(65,213)	—	(65,213)
Acquisition costs	(3,381)	(28,444)	(129,242)	(22,447)	(3,589)	(187,103)	(361)	—	(187,464)
General and administrative expenses	(28,615)	(36,015)	(62,730)	(23,965)	(7,909)	(159,234)	(2,964)	—	(162,198)
Other income (loss)	760	507	—	2,534	—	3,801	286	—	4,087

Underwriting income (loss)	58,534	4,443	84,672	29,787	(6,862)	170,574	n/a	—	n/a

Net investment income							49,785	172,673	222,458
Net realized and unrealized gains on investments							11,358	5,514	16,872
Net impairment losses recognized in earnings								(2,645)	(2,645)
Corporate other income								721	721
Interest expense								(28,275)	(28,275)
Net foreign exchange gains								115	115
Merger and acquisition expenses								48,776	48,776
Corporate general and administrative expenses								(58,388)	(58,388)

(Loss) income before taxes							$(2,574)	$138,491	$306,491

Loss ratio	58.9%	63.4%	55.4%	42.8%	64.5%	56.1%
Acquisition cost ratio	1.5%	15.2%	20.8%	17.4%	27.5%	16.0%
General and administrative expense ratio	13.1%	19.3%	10.1%	18.6%	60.5%	13.6%

Combined ratio	73.6%	97.9%	86.4%	78.8%	152.5%	85.7%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED MARCH 31, 2010 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance

Gross premiums written	$66,421	$76,887	$154,829	$72,117	$22	$370,276	$863	$—	$371,139
Reinsurance premiums ceded	(38,576)	(49,227)	(45,351)	(19,959)	—	(153,113)	(107)	—	(153,220)

Net premiums written	$27,845	$27,660	$109,478	$52,158	$22	$217,163	$756	$—	$217,919

Earned premiums	$97,041	$73,890	$95,737	$37,460	$6	$304,134	$863	$—	$304,997
Earned premiums ceded	(47,246)	(39,977)	(15,958)	(7,469)	—	(110,650)	(107)	—	(110,757)

Net premiums earned	49,795	33,913	79,779	29,991	6	193,484	756	—	194,240

Net losses and loss expenses	(37,279)	(21,363)	(50,061)	(16,258)	(4)	(124,965)	—	—	(124,965)
Claims and policy benefits	—	—	—	—	—	—	(17,659)	—	(17,659)
Acquisition costs	309	(3,674)	(14,965)	(5,767)	(1)	(24,098)	(146)	—	(24,244)
General and administrative expenses	(5,897)	(8,472)	(7,832)	(2,713)	(1,127)	(26,041)	(657)	—	(26,698)
Other income (loss)	(11)	5	—	178	—	172	(28)	—	144

Underwriting income (loss)	6,917	409	6,921	5,431	(1,126)	18,552	n/a	—	n/a

Net investment income							13,099	35,291	48,390
Net realized and unrealized gains on investments							5,916	506	6,422
Net impairment losses recognized in earnings								(420)	(420)
Corporate other income								200	200
Interest expense								(4,942)	(4,942)
Net foreign exchange gains								2,452	2,452
Merger and acquisition expenses								(4,744)	(4,744)
Corporate general and administrative expenses								(9,830)	(9,830)

Income before taxes							$1,281	$18,513	$38,346

Loss ratio	74.9%	63.0%	62.7%	54.2%	66.7%	64.6%
Acquisition cost ratio	(0.6%)	10.8%	18.8%	19.2%	16.7%	12.5%
General and administrative expense ratio	11.8%	25.0%	9.8%	9.0%	n/m	13.5%

Combined ratio	86.1%	98.8%	91.3%	82.5%	n/m	90.5%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED JUNE 30, 2010 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance

Gross premiums written	$132,312	$97,487	$117,614	$41,308	$9,458	$398,179	$802	$—	$398,981
Reinsurance premiums ceded	(46,257)	(6,852)	(13,348)	(13,233)	—	(79,690)	(25)	—	(79,715)

Net premiums written	$86,055	$90,635	$104,266	$28,075	$9,458	$318,489	$777	$—	$319,266

Earned premiums	$99,874	$76,032	$174,442	$40,195	$378	$390,921	$802	$—	$391,723
Earned premiums ceded	(43,676)	(28,588)	(19,054)	(7,120)	—	(98,438)	(25)	—	(98,463)

Net premiums earned	56,198	47,444	155,388	33,075	378	292,483	777	—	293,260

Net losses and loss expenses	(35,927)	(29,052)	(82,278)	(12,322)	(238)	(159,817)	—	—	(159,817)
Claims and policy benefits	—	—	—	—	—	—	(13,943)	—	(13,943)
Acquisition costs	(797)	(9,135)	(32,604)	(6,059)	(80)	(48,675)	(123)	—	(48,798)
General and administrative expenses	(6,501)	(7,986)	(13,975)	(4,717)	(1,954)	(35,133)	(642)	—	(35,775)
Other income (loss)	—	97	155	173	—	425	—	—	425

Underwriting income (loss)	12,973	1,368	26,686	10,150	(1,894)	49,283	n/a	—	n/a

Net investment income							12,420	40,857	53,277
Net realized and unrealized losses on investments							(1,860)	(12,926)	(14,786)
Net impairment losses recognized in earnings								(300)	(300)
Corporate other income								(150)	(150)
Interest expense								(7,916)	(7,916)
Net foreign exchange gains								634	634
Merger and acquisition expenses								54,570	54,570
Corporate general and administrative expenses								(14,874)	(14,874)

(Loss) income before taxes							$(3,371)	$59,895	$105,807

Loss ratio	63.9%	61.2%	53.0%	37.3%	62.9%	54.6%
Acquisition cost ratio	1.4%	19.3%	21.0%	18.3%	21.2%	16.6%
General and administrative expense ratio	11.6%	16.8%	9.0%	14.3%	n/m	12.0%

Combined ratio	76.9%	97.3%	82.9%	69.8%	n/m	83.3%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED SEPTEMBER 30, 2010 (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance

Gross premiums written	$70,271	$71,871	$105,292	$45,922	$30,524	$323,880	$1,333	$—	$325,213
Reinsurance premiums ceded	(34,075)	(21,513)	(2,395)	(2,397)	(129)	(60,509)	(102)	—	(60,611)

Net premiums written	$36,196	$50,358	$102,897	$43,525	$30,395	$263,371	$1,231	$—	$264,602

Earned premiums	$96,777	$79,200	$210,320	$42,612	$6,002	$434,911	$1,333	$—	$436,244
Earned premiums ceded	(41,097)	(27,770)	(15,522)	(9,310)	(11)	(93,710)	(102)	—	(93,812)

Net premiums earned	55,680	51,430	194,798	33,302	5,991	341,201	1,231	—	342,432

Net losses and loss expenses	(23,775)	(32,199)	(115,992)	(15,254)	(3,792)	(191,012)	—	—	(191,012)
Claims and policy benefits	—	—	—	—	—	—	(15,060)	—	(15,060)
Acquisition costs	(1,265)	(6,880)	(44,186)	(6,658)	(1,699)	(60,688)	(171)	—	(60,859)
General and administrative expenses	(6,435)	(9,975)	(16,866)	(6,275)	(2,245)	(41,796)	(577)	—	(42,373)
Other income (loss)	771	337	61	177	—	1,346	(43)	—	1,303

Underwriting income (loss)	24,976	2,713	17,815	5,292	(1,745)	49,051	n/a	—	n/a

Net investment income							12,182	47,529	59,711
Net realized and unrealized gains on investments							3,321	12,090	15,411
Net impairment losses recognized in earnings								(151)	(151)
Corporate other income								24	24
Interest expense								(7,551)	(7,551)
Net foreign exchange losses								(3,353)	(3,353)
Merger and acquisition expenses								(550)	(550)
Corporate general and administrative expenses								(14,277)	(14,277)

Income before taxes							$883	$33,761	$83,695

Loss ratio	42.7%	62.6%	59.5%	45.8%	63.3%	56.0%
Acquisition cost ratio	2.3%	13.4%	22.7%	20.0%	28.4%	17.8%
General and administrative expense ratio	11.6%	19.4%	8.7%	18.8%	37.5%	12.2%

Combined ratio	56.5%	95.4%	90.9%	84.6%	129.1%	86.0%

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED DECEMBER 31, 2010 (Unaudited) – RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	Property and Casualty						Life & Annuity	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Reinsurance
Gross premiums written	$101,116	$77,745	$109,365	$20,427	$4,808	$313,461	$1,937	$—	$315,398

Reinsurance premiums ceded	(51,700)	(20,984)	(2,897)	(1,859)	(11)	(77,451)	(166)	—	(77,617)

Net premiums written	$49,416	$56,761	$106,468	$18,568	$4,797	$236,010	$1,771	$—	$237,781

Earned premiums	$98,024	$82,828	$211,804	$44,381	$6,709	$443,746	$1,937	$—	$445,683

Earned premiums ceded	(41,104)	(28,883)	(21,062)	(11,894)	(20)	(102,963)	(166)	—	(103,129)

Net premiums earned	56,920	53,945	190,742	32,487	6,689	340,783	1,771	—	342,554

Net losses and loss expenses	(31,842)	(35,723)	(95,732)	(11,356)	(4,394)	(179,047)	—	—	(179,047)
Claims and policy benefits	—	—	—	—	—	—	(18,551)	—	(18,551)
Acquisition costs	(1,628)	(8,755)	(37,487)	(3,963)	(1,809)	(53,642)	79	—	(53,563)
General and administrative expenses	(9,782)	(9,582)	(24,057)	(10,260)	(2,583)	(56,264)	(1,088)	—	(57,352)
Other income (loss)	—	68	(216)	2,006	—	1,858	357	—	2,215

Underwriting income (loss)	13,668	(47)	33,250	8,914	(2,097)	53,688	n/a	—	n/a

Net investment income							12,084	48,996	61,080

Net realized and unrealized gains on investments							3,981	5,844	9,825
Net impairment losses recognized in earnings								(1,774)	(1,774)
Corporate other income								647	647
Interest expense								(7,866)	(7,866)
Net foreign exchange gains								382	382
Merger and acquisition expenses								(500)	(500)
Corporate general and administrative expenses								(19,407)	(19,407)

(Loss) income before taxes							$(1,367)	$26,322	$78,643

Loss ratio	55.9%	66.2%	50.2%	35.0%	65.7%	52.5%
Acquisition cost ratio	2.9%	16.2%	19.7%	12.2%	27.0%	15.7%
General and administrative expense ratio	17.2%	17.8%	12.6%	31.6%	38.6%	16.5%

Combined ratio	76.0%	100.2%	82.5%	78.7%	131.3%	84.8%

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited) – RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Gross premiums written	$97,660	$73,297	$130,909	$63,895	$101,116	$70,271	$132,312	$66,421
Reinsurance premiums ceded	(50,172)	(37,625)	(55,133)	(38,524)	(51,700)	(34,075)	(46,257)	(38,576)

Net premiums written	$47,488	$35,672	$75,776	$25,371	$49,416	$36,196	$86,055	$27,845

Earned premiums	$91,077	$93,467	$88,892	$90,651	$98,024	$96,777	$99,874	$97,041
Earned premiums ceded	(42,827)	(48,456)	(43,286)	(40,779)	(41,104)	(41,097)	(43,676)	(47,246)

Net premiums earned	48,250	45,011	45,606	49,872	56,920	55,680	56,198	49,795

Net losses and loss expenses	(15,152)	(21,288)	(23,689)	(31,624)	(31,842)	(23,775)	(35,927)	(37,279)
Acquisition costs	(1,084)	748	1,117	(264)	(1,628)	(1,265)	(797)	309
General and administrative expenses	(6,952)	(6,699)	(6,774)	(7,952)	(9,782)	(6,435)	(6,501)	(5,897)
Other income (loss)	(128)	—	85	729	—	771	—	(11)

Underwriting income	$24,934	$17,772	$16,345	$10,761	$13,668	$24,976	$12,973	$6,917

Loss ratio	31.4%	47.3%	51.9%	63.4%	55.9%	42.7%	63.9%	74.9%
Acquisition cost ratio	2.2%	(1.7%)	(2.4%)	0.5%	2.9%	2.3%	1.4%	(0.6%)
General and administrative expense ratio	14.4%	14.9%	14.9%	15.9%	17.2%	11.6%	11.6%	11.8%

Combined ratio	48.1%	60.5%	64.3%	79.9%	76.0%	56.5%	76.9%	86.1%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited) – RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Gross premiums written	$102,279	$84,858	$109,794	$77,765	$77,745	$71,871	$97,487	$76,887
Reinsurance premiums ceded	(45,443)	(30,579)	(28,227)	(38,317)	(20,984)	(21,513)	(6,852)	(49,227)

Net premiums written	$56,836	$54,279	$81,567	$39,448	$56,761	$50,358	$90,635	$27,660

Earned premiums	$90,048	$83,279	$82,244	$81,470	$82,828	$79,200	$76,032	$73,890
Earned premiums ceded	(34,078)	(28,004)	(23,835)	(27,801)	(28,883)	(27,770)	(28,588)	(39,977)

Net premiums earned	55,970	55,275	58,409	53,669	53,945	51,430	47,444	33,913

Net losses and loss expenses	(45,129)	(36,002)	(38,012)	(34,415)	(35,723)	(32,199)	(29,052)	(21,363)
Acquisition costs	(8,349)	(9,669)	(10,400)	(7,986)	(8,755)	(6,880)	(9,135)	(3,674)
General and administrative expenses	(12,299)	(10,228)	(11,374)	(11,270)	(9,582)	(9,975)	(7,986)	(8,472)
Other income (loss)	84	58	54	83	68	337	97	5

Underwriting (loss) income	$(9,723)	$(566)	$(1,323)	$81	$(47)	$2,713	$1,368	$409

Loss ratio	80.6%	65.1%	65.1%	64.1%	66.2%	62.6%	61.2%	63.0%
Acquisition cost ratio	14.9%	17.5%	17.8%	14.9%	16.2%	13.4%	19.3%	10.8%
General and administrative expense ratio	22.0%	18.5%	19.5%	21.0%	17.8%	19.4%	16.8%	25.0%

Combined ratio	117.5%	101.1%	102.4%	100.0%	100.2%	95.4%	97.3%	98.8%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Gross premiums written	$88,397	$121,329	$244,899	$360,727	$109,365	$105,292	$117,614	$154,829
Reinsurance premiums ceded	(1,670)	(11,055)	(27,675)	(35,252)	(2,897)	(2,395)	(13,348)	(45,351)

Net premiums written	$86,727	$110,274	$217,224	$325,475	$106,468	$102,897	$104,266	$109,478

Earned premiums	$207,129	$206,698	$203,470	$244,340	$211,804	$210,320	$174,442	$95,737
Earned premiums ceded	(17,718)	(17,146)	(11,815)	(19,901)	(21,062)	(15,522)	(19,054)	(15,958)

Net premiums earned	189,411	189,552	191,655	224,439	190,742	194,798	155,388	79,779
Net losses and loss expenses	(97,328)	(108,135)	(122,576)	(183,908)	(95,732)	(115,992)	(82,278)	(50,061)
Acquisition costs	(42,026)	(41,781)	(42,947)	(47,760)	(37,487)	(44,186)	(32,604)	(14,965)
General and administrative expenses	(14,585)	(16,470)	(21,647)	(22,272)	(24,057)	(16,866)	(13,975)	(7,832)
Other income (loss)	(100)	777	548	—	(216)	61	155	—

Underwriting income (loss)	$35,372	$23,943	$5,033	$(29,501)	$33,250	$17,815	$26,686	$6,921

Loss ratio	51.4%	57.0%	64.0%	81.9%	50.2%	59.5%	53.0%	62.7%
Acquisition cost ratio	22.2%	22.0%	22.4%	21.3%	19.7%	22.7%	21.0%	18.8%
General and administrative expense ratio	7.7%	8.7%	11.3%	9.9%	12.6%	8.7%	9.0%	9.8%

Combined ratio	81.3%	87.8%	97.7%	113.1%	82.5%	90.9%	82.9%	91.3%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Gross premiums written	$27,933	$44,816	$72,428	$107,890	$20,427	$45,922	$41,308	$72,117
Reinsurance premiums ceded	(8,888)	(6,723)	(24,918)	(23,179)	(1,859)	(2,397)	(13,233)	(19,959)

Net premiums written	$19,045	$38,093	$47,510	$84,711	$18,568	$43,525	$28,075	$52,158

Earned premiums	$52,850	$50,534	$58,117	$63,164	$44,381	$42,612	$40,195	$37,460
Earned premiums ceded	(14,952)	(10,850)	(14,540)	(20,580)	(11,894)	(9,310)	(7,120)	(7,469)

Net premiums earned	37,898	39,684	43,577	42,584	32,487	33,302	33,075	29,991
Net losses and loss expenses	(64,346)	(24,462)	(21,072)	(48,443)	(11,356)	(15,254)	(12,322)	(16,258)
Acquisition costs	(7,977)	(6,230)	(9,946)	(12,652)	(3,963)	(6,658)	(6,059)	(5,767)
General and administrative expenses	(7,271)	(8,007)	(7,773)	(8,253)	(10,260)	(6,275)	(4,717)	(2,713)
Other income (loss)	851	(27)	165	215	2,006	177	173	178

Underwriting (loss) income	$(40,845)	$958	$4,951	$(26,549)	$8,914	$5,292	$10,150	$5,431

Loss ratio	169.8%	61.6%	48.4%	113.8%	35.0%	45.8%	37.3%	54.2%
Acquisition cost ratio	21.0%	15.7%	22.8%	29.7%	12.2%	20.0%	18.3%	19.2%
General and administrative expense ratio	19.2%	20.2%	17.8%	19.4%	31.6%	18.8%	14.3%	9.0%

Combined ratio	210.0%	97.5%	89.0%	162.8%	78.7%	84.6%	69.8%	82.5%

ALTERRA CAPITAL HOLDINGS LIMITED

LATIN AMERICA SEGMENT DATA (Unaudited)

(Expressed in thousands of U.S. Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Gross premiums written	$8,545	$61,206	$4,947	$17,136	$4,808	$30,524	$9,458	$22
Reinsurance premiums ceded	(876)	(4,819)	(572)	(2,065)	(11)	(129)	—	—

Net premiums written	$7,669	$56,387	$4,375	$15,071	$4,797	$30,395	$9,458	$22

Earned premiums	$18,363	$18,131	$9,355	$9,202	$6,709	$6,002	$378	$6
Earned premiums ceded	(1,803)	(1,343)	(490)	(294)	(20)	(11)	—	—

Net premiums earned	16,560	16,788	8,865	8,908	6,689	5,991	378	6
Net losses and loss expenses	(9,578)	(8,634)	(5,784)	(6,016)	(4,394)	(3,792)	(238)	(4)
Acquisition costs	(4,813)	(4,357)	(2,382)	(1,787)	(1,809)	(1,699)	(80)	(1)
General and administrative expenses	(2,105)	(2,431)	(3,053)	(2,456)	(2,583)	(2,245)	(1,954)	(1,127)

Underwriting income (loss)	$64	$1,366	$(2,354)	$(1,351)	$(2,097)	$(1,745)	$(1,894)	$(1,126)

Loss ratio	57.8%	51.4%	65.2%	67.5%	65.7%	63.3%	62.9%	66.7%
Acquisition cost ratio	29.1%	26.0%	26.9%	20.1%	27.0%	28.4%	21.2%	16.7%
General and administrative expense ratio	12.7%	14.5%	34.4%	27.6%	38.6%	37.5%	n/m	n/m

Combined ratio	99.6%	91.9%	126.6%	115.2%	131.3%	129.1%	n/m	n/m

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

		FOR THE QUARTERS ENDED				YEAR ENDED
		Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2011
Property & Casualty:
Global Insurance:
Aviation	S	$20,410	$6,736	$3,814	$1,416	$32,376
Excess Liability	L	21,281	20,365	34,659	22,277	98,582
Professional Liability	L	40,360	30,590	62,402	24,529	157,881
Property	S	15,609	15,606	30,034	15,673	76,922

		97,660	73,297	130,909	63,895	365,761
U.S. Insurance:
General Liability	L	31,618	24,925	25,118	22,993	104,654
Marine	S	23,806	22,189	25,389	17,109	88,493
Professional Liability	L	15,720	13,318	8,509	6,622	44,169
Property	S	31,135	24,426	50,778	31,041	137,380

		102,279	84,858	109,794	77,765	374,696
Reinsurance:
Agriculture	S	186	998	8,713	20,785	30,682
Auto	S	20,548	7,716	55,072	15,024	98,360
Aviation	S	337	14,440	80	904	15,761
Credit/ Surety	S	1,801	98	571	22,707	25,177
General Casualty	L	12,951	20,923	22,045	15,427	71,346
Marine & Energy	S	2,918	1,647	(678)	16,549	20,436
Medical Malpractice	L	1,673	6,867	11,223	17,582	37,345
Other	S	(181)	1,112	447	1,693	3,071
Professional Liability	L	20,270	39,877	39,462	59,684	159,293
Property	S	18,731	22,115	103,390	138,866	283,102
Whole Account	S/L	2,408	(1,946)	268	35,070	35,800
Workers’ Compensation	L	6,755	7,482	4,306	16,436	34,979

		88,397	121,329	244,899	360,727	815,352
Alterra at Lloyd’s:
Accident & Health	S	5,646	9,523	8,380	13,544	37,093
Aviation	S	5,562	4,130	1,810	1,767	13,269
Financial Institutions	L	8,137	3,591	6,441	9,036	27,205
International Casualty	L	1,947	7,903	8,263	33,789	51,902
Marine	S	1,493	—	—	—	1,493
Professional Liability	L	1,868	440	10,466	7,922	20,696
Property	S	3,280	19,229	37,068	41,832	101,409

		27,933	44,816	72,428	107,890	253,067
Latin America:
Aviation	S	—	230	—	—	230
General Liability	L	179	1,947	223	957	3,306
Marine	S	489	2,484	59	544	3,576
Property	S	2,914	48,159	3,681	13,935	68,689
Surety	S	4,963	8,386	984	1,700	16,033

		8,545	61,206	4,947	17,136	91,834

Aggregate Property & Casualty		$324,814	$385,506	$562,977	$627,413	$1,900,710

Life & Annuity
Annuity		$770	$449	$271	$336	$1,826
Life		399	373	659	99	1,530

Aggregate Life & Annuity		$1,169	$822	$930	$435	$3,356

		$325,983	$386,328	$563,907	$627,848	$1,904,066

S = Short tail lines		$160,851	$208,251	$329,726	$372,624	$1,071,452
L = Long tail lines		163,963	177,255	233,251	254,789	829,258

Aggregate Property & Casualty		$324,814	$385,506	$562,977	$627,413	$1,900,710

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited) - RE-PRESENTED

(Expressed in thousands of U.S. Dollars)

		FOR THE QUARTERS ENDED				YEAR ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2010
Property & Casualty:
Global Insurance
Aviation	S	$22,677	$8,247	$6,615	$2,349	$39,888
Excess Liability	L	18,703	14,384	33,198	23,648	89,933
Professional Liability	L	47,737	36,673	65,216	27,573	177,199
Property	S	11,999	10,967	27,283	12,851	63,100

		101,116	70,271	132,312	66,421	370,120
U.S. Insurance:
General Liability	L	28,572	25,566	27,625	23,014	104,777
Marine	S	17,758	15,637	17,996	16,063	67,454
Professional Liability	L	2,928	3,613	3,667	2,246	12,454
Property	S	28,487	27,055	48,199	35,564	139,305

		77,745	71,871	97,487	76,887	323,990
Reinsurance:
Agriculture	S	(1,406)	(2,665)	(2,513)	35,806	29,222
Auto	S	22,578	9,702	5	—	32,285
Aviation	S	2,596	15,232	8,561	4,822	31,211
Credit/ Surety	S	671	195	(1,891)	—	(1,025)
General Casualty	L	17,463	18,330	(857)	13,051	47,987
Marine & Energy	S	(1,549)	7,101	4,894	4,100	14,546
Medical Malpractice	L	19,554	(3,131)	7,813	27,155	51,391
Other	S	520	1,128	92	989	2,729
Professional Liability	L	28,538	37,926	32,005	11,919	110,388
Property	S	5,827	22,266	59,665	45,911	133,669
Whole Account	S/L	289	(1,353)	2,362	2,573	3,871
Workers’ Compensation	L	14,284	561	7,478	8,503	30,826

		109,365	105,292	117,614	154,829	487,100
Alterra at Lloyd’s:
Accident & Health	S	5,570	5,919	6,022	13,410	30,921
Aviation	S	5,224	3,946	2,565	4,403	16,138
Financial Institutions	L	384	8,130	4,846	6,088	19,448
International Casualty	L	1,930	3,702	6,173	13,684	25,489
Professional Liability	L	4,204	4,330	4,161	6,896	19,591
Property	S	3,115	19,895	17,541	27,636	68,187

		20,427	45,922	41,308	72,117	179,774
Latin America:
Aviation	S	—	81	—	—	81
General Liability	L	615	1,783	9	—	2,407
Marine	S	—	1,725	110	—	1,835
Property	S	3,307	20,192	8,939	22	32,460
Surety	S	886	6,743	400	—	8,029

		4,808	30,524	9,458	22	44,812

Aggregate Property & Casualty		$313,461	$323,880	$398,179	$370,276	$1,405,796

Life & Annuity:
Annuity		$1,129	$—	$6	$—	$1,135
Life		808	1,333	796	863	3,800

Aggregate Life & Annuity		$1,937	$1,333	$802	$863	$4,935

		$315,398	$325,213	$398,981	$371,139	$1,410,731

S = Short tail lines		$128,404	$172,689	$205,664	$205,212	$711,970
L = Long tail lines		185,057	151,191	192,515	165,064	693,826

Aggregate Property & Casualty		$313,461	$323,880	$398,179	$370,276	$1,405,796